SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is August 9, 2018.

MFS® International DiversificationSM Fund

Effective September 1, 2018, the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is replaced in its entirety as follows:
Portfolio Manager	Since	Title
Camille Humphries Lee	September 2018	Investment Officer of MFS
Thomas Melendez	2004	Investment Officer of MFS
Effective March 31, 2019, Thomas Melendez will no longer be a portfolio manager of the fund.
Effective September 1, 2018, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is replaced in its entirety as follows:
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI.
Portfolio Manager	Primary Role	Five Year History
Camille Humphries Lee	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since 2000
Thomas Melendez	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since 2002
Effective March 31, 2019, Thomas Melendez will no longer be a portfolio manager of the fund.

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